Financial Instruments and Financial Risk Management (Details Textual) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Financial Instruments and Financial Risk Management (Textual)
Description of functional currency	The Group’s functional (USD) had weakened/strengthened by 10% against the NIS, with all other variables held constant, the loss for the year would decrease/increase by USD 244 thousand (the effect for 2017 was a increase/increase by USD 24 thousand and the effect for 2016 was a decrease/increase by USD 32 thousand).
Increase/decrease functional currency	$ 244	$ 24	$ 32
Financial liabilities due to payables	1,131	$ 896
Warrants shifted -5% [Member]
Financial Instruments and Financial Risk Management (Textual)
Impact on profit or loss	9
Warrants shifted +5% [Member]
Financial Instruments and Financial Risk Management (Textual)
Impact on profit or loss	$ 23